Registration No. 333-40128
1940 Act File No. 811-09997
Filed Pursuant to Rule 497(e)
BAIRD FUNDS, INC.

Baird Small/Mid Cap Value Fund
Investor Class (BMVSX)
Institutional Class (BMVIX)

Supplement Dated September 9, 2021 to the Summary Prospectus and Prospectus
dated May 1, 2021, each as supplemented,
and Statement of Additional Information (“SAI”) dated May 1, 2021

On September 7, 2021, the Board of Directors (the “Board”) of Baird Funds, Inc. (the “Company”) approved the reorganization of the Baird Small/Mid Cap Value Fund (the “SMID Fund”) with and into the Baird SmallCap Value Fund, each a series of the Company, subject to approval by shareholders of the SMID Fund at a special meeting to be held in the fourth quarter of 2021. The Baird SmallCap Value Fund (the “Acquiring Fund”) is to be renamed the Baird Equity Opportunity Fund as further discussed below. Robert W. Baird & Co. Incorporated (the “Advisor”) serves as the investment advisor to both Funds and is proposed to continue to serve as investment advisor to the Acquiring Fund.

The Board approved an Agreement and Plan of Reorganization (the “Plan”) that provides for the acquisition of the assets and liabilities of the SMID Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund. Shareholders of the SMID Fund would become shareholders of the Acquiring Fund, receiving shares of the Institutional Class of the Acquiring Fund equal in value to their shares of the Investor Class or Institutional Class of the SMID Fund held immediately prior to the reorganization. The reorganization is intended to qualify as a tax-free transaction for federal income tax purposes. The Advisor recommended the reorganization in connection with the proposed retention of a new subadvisor for the combined Fund, as discussed below.

Shareholders of record of the SMID Fund will receive a combined proxy statement/prospectus in the coming weeks, which describes and seeks approval of the proposed reorganization. Assuming shareholders of the SMID Fund approve the Plan, the reorganization is expected to close in December of 2021.

The Board also approved the retention of Greenhouse Funds LLLP (“Greenhouse”) as subadvisor to the Acquiring Fund and a related subadvisory agreement, subject to approval by the shareholders of the Acquiring Fund at a special meeting to be held in the fourth quarter of 2021. Greenhouse is a registered investment advisory firm based in Baltimore, Maryland and an affiliate of the Advisor. The Advisor recommended the retention of Greenhouse because it believes Greenhouse’s management will allow the combined Fund to pursue an investment strategy that could result in enhanced net of fees returns to shareholders while continuing to invest generally in smaller companies.

In connection with the proposed retention of Greenhouse, the Board also approved (1) a new investment advisory agreement authorizing the Advisor to delegate the day-to-day portfolio management to one or more subadvisors such as Greenhouse and (2) the reclassification of the Acquiring Fund from a “diversified” to a “non-diversified” fund within the meaning of the Investment Company Act of 1940, subject to approval of the shareholders of the Acquiring Fund. Subject to shareholder approval of the new advisory and subadvisory agreements, Greenhouse will assume day-to-day management responsibilities of the Acquiring Fund and the Acquiring Fund will be renamed the Baird Equity Opportunity Fund.

Assuming shareholders of the Acquiring Fund approve the appointment of Greenhouse as subadvisor to the Acquiring Fund, the principal strategies of the Acquiring Fund will change to reflect Greenhouse’s investment philosophy and the new name of the Fund, including the following changes:

•The Acquiring Fund will normally invest at least 80% of its net assets in equity securities, including common stocks, ordinary shares, ADRs, ETFs, preferred stocks and options whose reference assets are equity securities and equity indices;
•The Acquiring Fund will invest in companies with small to medium market capitalizations, defined as companies of market capitalizations of less than $20 billion;
•The Acquiring Fund is expected to hold a more limited number of investments, typically 25-50 holdings;
•The Acquiring Fund would be permitted to purchase and sell options for hedging purposes and to enhance returns; and

•The Acquiring Fund may from time to time experience increased short-term trading, which would increase portfolio turnover.

As a result of the new investment advisory agreement and the retention of Greenhouse, the annual advisory fee rate paid by the Acquiring Fund is proposed to increase to 1.25%. The Advisor has also agreed to limit the Acquiring Fund’s annual fund operating expenses for Institutional Class shares and Investor Class shares through at least April 30, 2025, to 1.25% and 1.50%, respectively, subject to certain expense exclusions consistent with the Fund’s current expense cap agreement with the Advisor. In addition, the Acquiring Fund’s primary benchmark index is proposed to change from the Russell 2000® Value Index to the Russell 2000® Index and the Acquiring Fund would hold a mix of both value and growth stocks as part of Greenhouse’s opportunistic approach to investing.

More information about Greenhouse and its investment strategy for the Acquiring Fund will be provided in the combined proxy statement/prospectus.

The reorganization is contingent upon both the approval of the reorganization by the shareholders of the SMID Fund and the approval of the new investment advisory and subadvisory agreements by shareholders of the Acquiring Fund.

Shares of the SMID Fund are closed to new purchases and incoming exchanges after market close on September 9, 2021. Exceptions may be made for retirement plans, automatic purchase plans and in other limited circumstances when approved by the officers of the Company where it is not operationally possible or otherwise impracticable to prohibit new purchases by an account. Current shareholders may redeem their shares of the SMID Fund in the ordinary course.

This Supplement should be retained with your Summary Prospectus,
Prospectus and SAI for future reference.
The date of this Supplement is September 9, 2021.

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